Borrowings	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about borrowings [abstract]
Borrowings	C5 Borrowings
Although initially recognised at fair value (net of transaction costs), borrowings are subsequently accounted for on an amortised cost basis using the effective interest method. Under the effective interest method, the difference between the redemption value of the borrowing and the initial proceeds (net of related issue costs) is amortised through the income statement to the date of maturity or, for hybrid debt, over the expected life of the instrument.
C5.1 Core structural borrowings of shareholder-financed businesses

	31 Dec 2025 $m	31 Dec 2024 $m
Subordinated debt
US$750m 4.875% notes	750	750
£435m 6.125% notes 2031	583	542
US$1,000m 2.95% notes 2033	998	997
SGD 600m 3.80% notes 2035 note (i)	464	–
Senior debt note (ii)
£250m 5.875% notes 2029	325	299
US$1,000m 3.125% notes 2030	992	990
US$350m 3.625% notes 2032	347	347
Total core structural borrowings of shareholder-financed businesses	4,459	3,925
Notes
(i)On 22 May 2025, Prudential Funding (Asia) plc, a wholly owned subsidiary of the Group, issued SGD 600 million 3.80 per cent subordinated debt maturing on
22 May 2035 with proceeds, net of costs, of US$462 million. Under IFRS 9, the Group has designated this SGD-denominated borrowing as a net investment hedge of the currency risk related to the Group’s investment in the Singapore business.
(ii)The senior debt ranks above subordinated debt in the event of liquidation.
C5.2 Operational borrowings

	31 Dec 2025 $m	31 Dec 2024 $m
Borrowings in respect of short-term fixed income securities programmes (commercial paper)	520	527
Lease liabilities under IFRS 16	310	257
Other borrowings	1	13
Total operational borrowings	831	797